Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

HV-6775 - PremierSolutions Cornerstone (Series II)
HV-6779 - PremierSolutions Standard (Series A-II)

Supplement dated November 2, 2026 to Prospectuses dated May 1, 2026

This supplement is regarding Hartford International Equity Fund (“Fund”) in the above-referenced product Prospectuses.

As described in a prior Fund supplement, as well as a product supplement we sent you on or about October 21, 2026, at a meeting held on May 19-20, 2026, the Board of Directors of The Hartford Mutual Funds, Inc. approved the conversion of the Fund into a newly created exchange-traded fund, pursuant to an Agreement and Plan of Reorganization and Liquidation (“Conversion”).

The Conversion was anticipated to occur after the close of trading on October 23, 2026, or at such later date as was determined by The Hartford Mutual Funds, Inc.

If you were invested in the Fund and did not transfer your account value out of the Fund—or your Plan did not transfer you to a new investment under the terms of your Plan, if applicable—your shares were sold on October 22, 2026, at that day’s price, and we purchased shares of the American Century Investments® U.S. Government Money Market Fund - A Class on your behalf. You may transfer out of the American Century Investments® U.S. Government Money Market Fund without penalty within 30 days of this final notice.

There are no penalties or restrictions applied to any transfer related to this fund conversion.

If you would like a second copy of the above-referenced product Prospectuses, or of the Fund prospectus, or if you would like to complete a transfer or request a transfer form, please call 1-844-804-8989.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-66